 8-K -- calypso8k070909.htm - CALYPSO WIRELESS, INC. FORM 8-K DATE OF REPORT JULY 09, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 09, 2009

COMMISSION FILE NO.: 1-08497

CALYPSO WIRELESS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION IDENTIFICATION NO.)	13-5671924 (IRS EMPLOYER OF INCORPORATION)

21 WATERWAY AVE., SUITE 300, THE WOODLANDS, TEXAS, 77380
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(281) 362-2887
(ISSUERTELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER ITEMS

Calypso Wireless, Inc ("the Company") received Notice by Mr. Drago Daic on July 8, 2009 that the deadline stated in his demand letter dated June 24, 2009 is extended from July 9, 2009 until August 3, 2009. No other terms or revisions to this letter were requested or made. The June 24, 2009 demand letter was attached as Exhibit III to the Company's 8K filing on June 29, 2009.

The Company's Audit Committee has not yet made a determination as to the validity of the underlying agreement (Exhibit I of the Company's 8K filed 6/29/09) upon which the demand letter is based. Investigation, and review with Counsel, of this issue by the Committee continues.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Calypso Wireless, Inc.

/s/ David H. Williams
David H. Williams
Director & Member of the Audit and Compensation Committees

July 09, 2009